UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

Generex Biotechnology Corporation (the “Company”) has determined that, as of October 1, 2009, the number of shares issuable upon exercise of outstanding warrants issued by the Company in connection with its March 31, 2008 private placement of secured convertible notes has decreased by more than 50% to approximately 23,789,736 shares.

In connection with the March 31, 2008 private placement of the Company’s 8% secured convertible notes (which have since been fully re-paid), the Company issued warrants to purchase an aggregate of 55,362,307 shares of its common stock to certain accredited investors.  The initial exercise price of the warrants was $1.21 per share.  The exercise price of the warrants (currently $0.33 per share) has been reduced pursuant to anti-dilution provisions triggered by the Company entering into certain agreements with the warrant holders and subsequent private placements with third parties.  The remaining warrants issued in connection with the March 31, 2008 transaction are all currently exercisable and will expire on January 29, 2010 (1,768,231 shares), March 31, 2016 (14,330,603 shares), and September 30, 2016 (7,690,902 shares).

Of the currently outstanding warrants issued on March 31, 2008, warrants to purchase 3,095,326 shares are registered under the Registration Statement on Form S-3 (File No. 333-150562), initially filed on April 30, 2008, as amended, and declared effective by the Securities and Exchange Commission (“SEC”) on July 29, 2008.  The remaining warrants to purchase an aggregate of 20,694,410 shares are not registered.  To the extent that the holders exercise such warrants pursuant to the cashless exercise feature contained therein, the holders will have satisfied the holding period mandated by the SEC under Rule 144 of the Securities Act of 1933, as amended.

In addition to the warrants issued in connection with the March 31, 2008 private placement of secured convertible notes, the Company has issued warrants to purchase shares of its common stock in connection with the Company’s registered direct offerings that closed on June 15, 2009, August 6, 2009, and September 14, 2009.  The aggregate number of shares issuable upon exercise of the warrants sold in the Company’s registered direct offerings in June, August, and September 2009, including warrants issued to the respective placement agents, are as follows:

Date Warrant Issued	Exercise Price of Warrant (per share)	Aggregate No. of Shares Issuable Upon Exercise of Warrants	Expiration Date
June 15, 2009	$0.76	8,844,926	December 15, 2014
August 6, 2009	$0.79	3,572,971	February 4, 2015
September 14, 2009	$1.00	5,562,267	March 15, 2015

The warrants issued in connection with the registered direct offerings are exercisable for a period of five years beginning 183 days after the closing date.  The warrants were issued pursuant to prospectus supplements filed with the SEC on June 15, 2009, August 6, 2009, and September 14, 2009, respectively, in connection with a takedown from our shelf registration statement on Form S-3 (File No. 333-139637), as amended, which became effective on February 23, 2007.  The warrants issued to the placement agents in these transactions have a cashless exercise feature in the event there is no registration statement covering the underlying warrant shares.

In addition to the warrants described above, the Company has other warrants to purchase an aggregate of 1,167,232 shares of its common stock issued in connection with various compensation arrangements for executive officers and in connection with investment relations, financial and consulting services.  The terms of exercise and exercise price of such warrants vary and are described in the Company’s previously filed Annual Reports on Form 10-K under the heading “Sales of Unregistered Securities” in Part II, Item 5- Market For Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities and the Company’s previously filed quarterly reports on Form 10-Q under Part II, Item. 2. Unregistered Sales of Equity Securities and Use of Proceeds.

The foregoing summaries of the terms of the warrants issued in connection with the March 31, 2008, June 15, 2009, August 6, 2009 and September 14, 2009 transactions are subject to, and qualified in their entirety by, the forms of such warrants which were previously filed as exhibits as set forth below and which are incorporated by reference herein:

Form of Series A Warrant, as amended (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-3 (333-150562) filed on April 30, 2008);

Form of Series A-1 Warrant, as amended (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-3 (333-150562) filed on April 30, 2008);

Form of Series B Warrant, as amended (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-3 (333-150562) filed on April 30, 2008);

Form of Series C Warrant, as amended (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-3 (333-150562) filed on April 30, 2008);

Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Report on Form 8-K filed on June 16, 2009);

Form of Warrant issued to Midtown Partners & Co., LLC (incorporated by reference to Exhibit 4.2 to the Company’s Report on Form 8-K filed on June 16, 2009);

Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Report on Form 8-K filed on August 6, 2009);

Form of Warrant issued to Midtown Partners & Co., LLC (incorporated by reference to Exhibit 4.2 to the Company’s Report on Form 8-K filed on August 6, 2009);

Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Report on Form 8-K filed on September 14, 2009); and

Form of Warrant issued to Midtown Partners & Co., LLC and to Maxim Group LLC (incorporated by reference to Exhibit 4.2 to the Company’s Report on Form 8-K filed on September 14, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: October 1, 2009	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)